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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549

                                     FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 16, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                 51-0384117
     (Commission File Number)            (I.R.S. Employer Identification No.)


                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On April 16, 2002, Cybernet Internet Services International, Inc. (the "Registrant") entered into a share purchase agreement (the "Agreement") with Westwood Corporation ("Westwood") wherein the Registrant sold all of the shares of Cybernet Italia S.p.A. ("Italia") to Westwood in consideration for $10,000.

Italia is a provider of Internet communications services and solutions including Internet connectivity, value-added services and advanced communications products in Italy. In 2001 and 2000, Italia reported loss before taxes of Euro 8.0 million and Euro 5.7 million, respectively. At December 31, 2001, the Registrant recorded impairment charges to reduce goodwill and other intangible assets relating to Italia to zero.

The consideration received by the Registrant represents the current fair market value of Italia in light of its historical operating results, current financial condition, current and contingent liabilities, cash requirements and future prospects.

The summary of the Agreement is qualified in its entirety by reference to the Agreement which is attached hereto as an exhibit.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(b)     Pro  forma  financial  information.

        To  be  filed  by  amendment.

(c)     Exhibits.

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

     2.1 Share Purchase Agreement between Cybernet Internet Services International, Inc. and Westwood Corporation dated
                     April 10, 2002.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CYBERNET  INTERNET  SERVICES
                                                    INTERNATIONAL,  INC.

                                                     /s/ Roy Zanatta
                                                    ----------------------------
                                                    Roy  Zanatta
                                                    Secretary


Date:   April 19, 2002
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                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

      2.1 Share Purchase Agreement between Cybernet Internet Services International, Inc. and Westwood Corporation dated
                     April 10, 2002.